Exhibit 99.2



                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the nine months ended September 30, 2006



                                Table of Contents

           Statements of Operations...............................   1
           Balance Sheets.........................................   2
           Combined Joint Venture Income Statement................   3
           Third Quarter Transaction Summary......................   4
           Second Quarter Transaction Summary.....................   5
           First Quarter Transaction Summary .....................   6
           Property Holdings......................................   7
           Properties by Location.................................  18
           Lease Rollover Schedules...............................  19
           Mortgages and Notes Payable............................  21
           Revenue by Tenant Industry.............................  27
           Revenue by MSA.........................................  28
           Other Revenue Data.....................................  30

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (dollars in thousands, except per share data)


                                                                         Three Months Ended                  Nine Months Ended
                                                                            September 30,                      September 30,
                                                                         2006               2005          2006                 2005
                                                                         ----               ----          ----                 ----
Gross revenues:
     Rental                                                        $     46,205     $     47,437     $     137,080     $    122,521
     Advisory fees                                                        1,127              995             3,527            4,186
     Tenant reimbursements                                                4,302            4,205            12,622            7,194
                                                                     ----------       ----------        ----------      -----------
           Total gross revenues                                          51,634           52,637           153,229          133,901

Expense applicable to revenues:
     Depreciation and amortization                                      (20,054)         (19,522)          (59,576)         (47,271)
     Property operating                                                  (8,113)          (7,705)          (23,126)         (15,003)
General and administrative                                               (5,394)          (4,154)          (15,868)         (13,153)
Non-operating income                                                        963              297             7,669            1,187
Interest and amortization expense                                       (17,572)         (17,963)          (52,825)         (45,373)
Debt satisfaction (charges) gains, net                                     (510)              --              (216)           4,632
Impairment charges                                                            --              --            (1,121)              --
                                                                     ----------       ----------        ----------      -----------

 Income before benefit (provision) for income taxes, minority interests, equity in earnings of non-consolidated entities and
     discontinued operations                                                954            3,590             8,166           18,920
Benefit (provision) for income taxes                                       (178)             111               (23)              45
Minority interests                                                         (168)            (484)           (1,231)          (2,154)
Equity in earnings of non-consolidated entities                           1,005            2,328             3,075            5,087
                                                                     ----------       ----------        ----------      ------------
Income from continuing operations                                         1,613            5,545             9,987           21,898
                                                                     ----------       ----------        ----------      -----------

Discontinued operations, net of minority interest and taxes:
     Income from discontinued operations                                    919            2,007             3,194            6,745
     Debt satisfaction (charge) gain, net                                    15               --             4,913              (54)
     Impairment charges                                                 (21,612)            (177)          (21,612)            (800)
     Gains on sales of properties                                         1,470            1,595            17,520            6,656
                                                                     ----------       ----------        ----------      -----------
     Total discontinued operations                                      (19,208)           3,425             4,015           12,547
                                                                     ----------       ----------        ----------      -----------
Net income (loss)                                                       (17,595)           8,970            14,002           34,445
Dividends attributable to preferred shares - Series B                    (1,590)          (1,590)           (4,770)          (4,770)
Dividends attributable to preferred shares - Series C                    (2,519)          (2,519)           (7,556)          (7,556)
                                                                     ----------       ----------        ----------      -----------
Net income (loss) allocable to common shareholders                 $    (21,704)    $      4,861     $       1,676     $     22,119
                                                                    ===========      ===========       ===========      ===========

Company's funds from operations(1)                                 $       (313)    $     30,213     $      66,497     $     87,354
                                                                    ===========      ===========       ===========      ===========
Per share/unit:
Basic net income (loss)                                            $      (0.42)    $       0.10     $        0.03     $       0.45
Diluted net income (loss)                                          $      (0.42)    $       0.08     $        0.03     $       0.41
Company's funds from operations(1)-basic                           $      (0.00)    $       0.49     $        1.05     $       1.45
Company's funds from operations(1)-diluted                         $      (0.00)    $       0.49     $        1.05     $       1.44

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                               9/30/06             12/31/05
                                                               -------             --------

Real estate, at cost                                     $      1,840,739     $      1,883,115
Accumulated depreciation                                         (255,400)            (241,188)
Investment in joint ventures                                      181,246              191,146
Properties held for sale - discontinued operations                 16,227               49,397
Intangible assets, net                                            128,932              128,775
Cash and cash equivalents                                          62,819               53,515
Deferred expenses, net                                             15,037               13,582
Rent receivable                                                     3,264                7,673
Rent receivable - deferred                                         27,882               24,778
Other assets                                                       76,135               49,439
                                                              -----------          -----------
                                                         $      2,096,881     $      2,160,232
                                                              ===========          ===========

Mortgages and notes payable                              $      1,146,371     $      1,139,971
Liabilities - discontinued operations                               8,931               32,145
Other liabilities                                                  38,829               35,434
Dividends payable                                                  23,490                   --
Minority interests                                                 52,641               61,372
Shareholders' equity                                              826,619              891,310
                                                              -----------          -----------
                                                         $      2,096,881     $      2,160,232
                                                              ===========          ===========

Common shares                                                  53,099,996           52,155,855
Preferred shares - Series B                                     3,160,000            3,160,000
Preferred shares - Series C                                     3,100,000            3,100,000
Operating partnership units                                     5,619,358            5,720,071




1. Lexington believes that funds from operations ("FFO") is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington's operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles ("GAAP") historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably overtime. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

     Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). FFO is defined by NAREIT as "net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

     Lexington includes in its calculation of FFO, which as included Lexington refers to as the "Company's funds from operations" or "Company FFO," Lexington's operating partnership units and Lexington's Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because it presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                        JOINT VENTURE PROPORTIONATE SHARE
                     COMBINED CONDENSED STATEMENT OF INCOME
                             (dollars in thousands)


                                  Three Months Ended    Nine Months Ended
                                  September 30, 2006    September 30, 2006
                                  ------------------    ------------------


Gross revenues                     $       13,326        $       37,743
                                       ----------            ----------

Depreciation and amortization             (5,558)              (16,253)
Interest and amortization                 (4,790)              (13,899)
Other income and expenses, net            (2,279)               (5,364)
                                       ----------            ----------
     Expenses                            (12,627)              (35,516)
                                       ----------            ----------


Net income                         $          699        $        2,227
                                       ==========            ==========

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2006 Third Quarter Transaction Summary
                                    ($000's)



Acquisitions

                                                                                  Average                Current
                                                                                  Annual     Average     Annual    Current
                                                    Property       Capitalized     GAAP       GAAP       Cash       Cash     Lease
Tenants/Guarantors                   Location       Type              Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                   --------       ----              -----      ---------    -----    ---------    -----     ----
Parkway Chevrolet, Inc. (2)          Tomball, TX    Specialty       $ 14,718     $ 1,488      10.1 %  $   1,227     8.3 %    08-26
                                                                      ======      ======      ======   ========    =======





Dispositions
                                                    Property
Tenants/Guarantors                   Location       Type            Net Sale Price   Net Book Value
------------------                   --------       ----            --------------   --------------
Vacant                               Phoenix, AZ    Office          $  2,845           $     930
                                                                       =====            ========







New Leases/Lease Extensions

                                                           Property       Previous       Extended    Rent Per   Square
Tenants/Guarantors                      Location           Type             Term           Term        Annum      Feet
------------------                      --------           ----             ----           ----        -----      ----
Citibank(1)                             San Francisco, CA  Office            --            08-11     $    105      6,545
Exel Logistics, Inc. (NFC plc)          Mechanicsburg, PA  Industrial      12-07           12-12          866    252,000
Exel Logistics, Inc. (NFC plc)          New Kingston, PA   Industrial      11-06           12-06          599    179,200
Exel Logistics, Inc. (NFC plc)          New Kingston, PA   Industrial      11-06           05-07        1,270    330,000
TFC Services / (Freeman Decorating      Dallas, TX         Office            --            01-19        1,499    108,565
Co.)

New Financings

Tenants/Guarantors                 Location              Amount           Rate         Maturity Date
------------------                 --------              ------           ----         -------------
Avnet, Inc.                        Phoenix, AZ          $ 19,250          6.27%            09-13
Bay Valley Foods, LLC (2)          Plymouth, IN            6,675          6.32%            09-16
Corning, Inc. (1)                  Erwin, NY               9,500          5.91%            10-18
                                                           -----          -----
                                                        $ 35,425          6.18%
                                                          ======          =====


Mortgage Investment

Borrower                           Location              Interest Rate        Invested Amount      Maturity
--------                           --------              -------------        ---------------      --------
JR Boudreaux (2)                   Tomball, TX           Libor + 300bps         $  1,750            08-11
                                                                                 =======


(1) The Company has a 30% interest in this property.
(2) The Company has a 32.3% interest in this property.

                                                  LEXINGTON CORPORATE PROPERTIES TRUST
                                                2006 Second Quarter Transaction Summary
                                                               ($000's)

Acquisitions

                                                                                  Average                Current
                                                                                  Annual     Average     Annual    Current
                                                    Property       Capitalized     GAAP       GAAP       Cash       Cash     Lease
Tenants/Guarantors                   Location       Type              Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                   --------       ----              -----      ---------    -----    ---------    -----     ----
Haggar Clothing Corporation (1)      Dallas, TX     Office         $28,340       $2,272        8.0%    $2,083        7.4%    04-16
American Golf Corporation (2)        Oklahoma       Specialty        5,294          475        9.0        475        9.0     12-17
                                     City, OK
Montgomery County Management LLC (2) Houston , TX   Office          10,010          807        8.1        718        7.2     10-19
Corning, Inc. (1)                    Erwin, NY      Industrial      13,399        1,084        8.1      1,084        8.1     07-16

Bay Valley Foods, LLC (2)            Plymouth, IN   Industrial       8,984          802        8.9        763        8.5     06-15
                                                                     -----       ------        ---   --------        ---
                                                                   $66,027       $5,440        8.2%    $5,123        7.8%
                                                                    ======        =====        ====     =====        ====

Dispositions
                                                           Property
Tenants/Guarantors                          Location       Type       Net Sale Price    Net Book Value
------------------                          --------       ----       --------------    --------------
Associated Grocers of Florida, Inc.         Ocala, FL      Industrial   $28,972             $18,694
Physical Fitness Center of Philadelphia,    Voorhees, NJ   Retail         5,950               3,238
Inc. (Bally Total Fitness Corp.)
Stone Container Corporation                 Columbia, SC   Industrial     5,628               4,607
Vacant(4)                                   Phoenix, AZ    Office         4,284               4,011
Vacant(3)                                   Milpitas, CA   Office            --                  --
                                                                      ----------              ------
                                                                        $44,834             $ 30,550
                                                                         ======               ======

New Leases

                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                          Location     Type         Term      Term        Annum       Square Feet
------------------                          --------     ----         ----      ----        -----       -----------
FTJ FundChoice, LLC                         Hebron, KY   Office        --        09-12       $ 52         9,164
WM Wright Co. (1)                           Antioch, TN  Industrial    --        03-21       1,016      338,700

New Financings

Tenants/Guarantors                          Location              Amount      Rate     Maturity Date
------------------                          --------              ------      ----     -------------
Montgomery County Management  LLC (2)       Houston, TX           $7,500        6.51%      11/19
Haggar Clothing Corporation (1)             Dallas, TX            18,363        6.10%      07/16
Oce Printing Systems USA, Inc.              Boca Raton, FL        20,400        6.47%      02/20
                                                                  ------        -----
                                                                 $46,263        6.33%
                                                                  ======        ====


Mortgage Investment

Borrower                             Location                   Face Rate        Effective Rate    Invested Amount    Face Amount
--------                             --------                   ---------        --------------    ---------------    -----------
Northwestern Holding Corp.           Southfield, MI               4.55%             7.50%            $11,151           $13,027

Bankruptcy Claim Receipts

Tenants                              Location                    Claim Proceeds
-------                              --------                    --------------
Dana Corporation (1)                 Antioch, TN                      $ 5,680
Dana Corporation                     Farmington Hills, MI               5,376
                                                                        -----
                                                                      $11,056

(3) The Company has a 30% interest in this property.
(4) The Company has a 32.3% interest in this property.
(5) The Company completed a foreclosure with lender resulting in a $6,289 gain.
(6) The Company sold a sub-divided portion of the property, remaining parcel under contract for sale.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2006 First Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                     Average                Current
                                                                                     Annual     Average     Annual  Current
                                                           Property    Capitalized     GAAP      GAAP       Cash     Cash     Lease
Tenants/Guarantors             Location                    Type           Costs      Rent, net   Yield    Rent, net  Yield     Term
------------------             --------                    ----           -----      ---------   -----    ---------  -----     ----
AS Watson(1)                   Renswoude, The Netherlands  Office     $   39,291     $   2,294   5.8%    $  2,851    7.3%     12-11
                                                                                                                            & 06-18
Dana Corporation(2)            Crossville, TN              Industrial      4,776           460    9.6         460    9.6      08-16
                                                                       ---------    --------       ---    -------      ---
                                                                      $   44,067     $   2,754   6.2%    $  3,311    7.5%
                                                                       =========      ========   ====     =======    =====

Dispositions
                                                           Property
Tenants/Guarantors                    Location             Type       Net Sale Price    Net Book Value
------------------                    --------             ----       --------------    --------------
The Dial Corporation                  Scottsdale, AZ       Office     $     22,563      $     22,314
Bally Total Fitness Corp.             Countryside, IL      Retail            5,698             3,293
                                                                         ---------         ---------
                                                                      $     28,261      $     25,607
                                                                         ==========        =========

New Leases

                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum       Square Feet
------------------                    --------           ----         ----      ----        -----       -----------
The Visiting Nurse Association of     Dallas, TX         Office        --      Jun-16     $     615       48,027
Texas

New Financings

Tenants/Guarantors                   Location                     Amount      Rate     Maturity Date
------------------                   --------                     ------      ----     -------------
Harbor Freight Tools USA, Inc.       Dillon, SC                 $  23,750       5.97%      Feb-22
(i) Structure, LLC (Infocrossing,    Omaha, NE                      9,000       5.61       Apr-16
Inc.)(2)
(i) Structure, LLC (Infocrossing,    Tempe, AZ                      8,500       5.61       Apr-16
Inc.)(2)
AS Watson(1)                         Renswoude, The                33,136       5.31       Apr-11
                                     Netherlands                 --------       ----
                                                                $  74,386       5.59%
                                                                 ========      =====


(1) Lexington has a 90% interest in this property.
(2) Lexington has a 32.3% interest in this property.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/06

       -------------------------------------------------------------------------------------------------------
                                                                       YTD            YTD
                                                                    Base Cash      Base GAAP
                                                                     Revenue        Revenue          Square
       Property Location                  Tenant (Guarantor)          ($000)        ($000)          Footage
       -------------------------------------------------------------------------------------------------------
       Office
       ------
       295 Chipeta Way                Northwest Pipeline Corp.       $  4,741      $  4,741         295,000
       Salt Lake City, UT

       10001 Richmond Avenue          Baker Hughes, Inc.                3,998         5,527         554,385
       Houston, TX

       6303 Barfield Road & 859       Internet Security Systems,        4,718         4,548         289,000
       Mount Vernon Hwy.              Inc.
       Atlanta, GA

       1701 Market Street             Morgan Lewis & Bockius            3,635         3,642         322,317
       Philadelphia, PA               LLP(1) (3)

       3480 Stateview Blvd.           Wells Fargo Bank N.A.             2,416         2,587         169,218
       Fort Mill, SC

       33 Commercial Street           Invensys Systems, Inc.            2,480         2,480         164,689
       Foxboro, MA                    (Siebe, Inc.)

       3476 Stateview Boulevard       Wells Fargo Home                  2,162         2,266         169,083
       Fort Mill, SC                  Mortgage, Inc.

       9950 Mayland Drive             Circuit City Stores, Inc.         2,145         2,094         288,562
       Richmond, VA

       1415 Wyckoff Road              New Jersey Natural Gas Co.        2,193         2,193         157,511
       Wall Township, NJ

       2750 Monroe Boulevard          Quest Diagnostics, Inc.           1,884         1,916         109,281
       Valley Forge, PA

       700 Oakmont Lane               North American Van Lines, Inc.    1,824         1,928         269,715
       Westmont, IL                   (SIRVA, Inc.)

       70 Mechanic Street             Invensys Systems, Inc.            2,197         1,921         251,914
       Foxboro, MA                    (Siebe, Inc.)

       13651 McLearen Road            Boeing North American             2,066         1,852         159,664
       Herndon, VA                    Services, Inc.
                                      (The Boeing Company)

       1311 Broadfield Blvd.          Transocean, Inc.                  1,713         1,708         103,260
       Houston, TX                    Newpark Resources, Inc.             847           853          52,731

       601 & 701 Experian Pkwy.       TRW Inc. (Experian                2,762         2,530         292,700
       Dallas, TX                     Information Solutions,
                                      Inc.)

       2211 South 47th Street         Avnet, Inc.                       1,654         1,694         176,402
       Phoenix, AZ

       5600 Broken Sound Blvd         Oce Printing Systems USA, Inc.    1,509         1,684         143,290
       Boca Raton, FL

       4200 RCA Boulevard             The Wackenhut Corp.               1,636         1,625         114,518
       Palm Beach Gardens, FL

       701 Brookfield Parkway         Verizon Wireless                  1,508         1,550         192,884
       Greenville, SC

       19019 No. 59th Avenue          Honeywell, Inc.                   1,502         1,490         252,300
       Glendale, AZ

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/06

    -------------------------------------------------------------------------------------------------------
                                                                    YTD            YTD
                                                                 Base Cash      Base GAAP
                                                                  Revenue        Revenue          Square
    Property Location                  Tenant (Guarantor)          ($000)        ($000)          Footage
    -------------------------------------------------------------------------------------------------------
    4201 Marsh Lane                  Carlson Restaurants Worldwide,    1,401          1,482       130,000
    Carrollton, TX                   Inc.

    12645 W. Airport Road            Baker Hughes, Inc.                1,197          1,454       165,836
    Sugar Land, TX

    26210 and 26220 Enterprise       Apria Healthcare Group,           1,313          1,344
    Court                            Inc.                                                         100,012
    Lake Forest, CA

    10475 Crosspoint Blvd.           John Wiley & Sons, Inc.           1,797          1,797       141,047
    Fishers, IN

    2210 Enterprise Drive            Washington Mutual Home            1,312          1,274       177,747
    Florence, SC                     Loan, Inc.

    27404 Drake Road                 Vacant (4)                          971            908       111,454
    Farmington Hills, MI

    200 Executive Blvd. S            Hartford Fire Insurance Co.       1,260          1,218       153,364
    Southington, CT

    810-820 Gears Road               IKON Office Solutions,            1,672          1,688       157,790
    Houston, TX                      Inc.

    1600 Eberhardt Road              Nextel of Texas                   1,130          1,169       108,800
    Temple, TX

    2999 SW 6th St.                  Voice Stream PCS I LLC            1,001          1,164         77,484
    Redmond, OR                      (T-Mobile USA, Inc.)

    160 Clairemont Avenue            Allied Holdings, Inc.             1,258          1,140       112,248
    Decatur, GA

    27016 Media Center Drive         Playboy Enterprises, Inc.         1,004            943         63,049
    Los Angeles, CA                  Sony Electronics, Inc.              197            203         20,203

    2800 Waterford Lake Dr.          Alstom Power, Inc.                1,348          1,511         99,057
    Richmond, VA

    26555 Northwestern Highway       Federal-Mogul Corporation           869          1,064       187,163
    Southfield, MI

    10419 North 30th Street          Time Customer Service, Inc.       1,111          1,057        132,981
    Tampa, FL                        (Time, Inc.)

    250 Rittenhouse Circle           Jones Apparel Group                 949          1,039        255,019
    Bristol, PA                      USA, Inc.
                                     (Jones Apparel Group, Inc.)

    8555 South River Pkwy.           ASM Lithography Holding           1,598          1,381         95,133
    Tempe, AZ                        NV

    400 Butler Farm Road             Nextel Communications of            986            977        100,632
    Hampton, VA                      the Mid-Atlantic, Inc.
                                     (Nextel Finance Company)

    16676 Northchase Dr.             Kerr-McGee Corporation            1,167          1,220        101,111
    Houston, TX

    6200 Northwest Pkwy.             PacifiCare Health Systems,        1,230          1,216        142,500
    San Antonio, TX                  Inc.


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/06

     ---------------------------------------------------------------------------------------------------------
                                                                     YTD            YTD
                                                                  Base Cash      Base GAAP
                                                                   Revenue        Revenue            Square
     Property Location                  Tenant (Guarantor)          ($000)        ($000)            Footage
     ---------------------------------------------------------------------------------------------------------
     5757 Decatur Blvd.             Allstate Insurance Co.               935            1,161          84,200
     Indianapolis, IN               Holladay Property Services            56               56           5,756

     4000 Johns Creek Pkwy.         Kraft Foods N.A., Inc.             1,004            1,039          73,264
     Atlanta, GA                    PerkinElmer Instruments              158              174          13,955
                                    LLC

     6455 State Hwy 303 NE          Nextel West Corporation              771              835          60,200
     Bremerton, WA

     270 Billerica Road             Cadence Design Systems               761              799         100,000
     Chelmsford, MA

     2550 Interstate Dr.            AT&T Wireless Services,            1,072            1,087          81,859
     Harrisburg, PA                 Inc.

     180 Rittenhouse Circle         Jones Apparel Group                  713              728          96,000
     Bristol, PA                    USA, Inc. (Jones Apparel
                                    Group, Inc.)

     2529 West Thorns Drive         Baker Hughes, Inc.                   487              634          65,500
     Houston, TX

     12000 Tech Center Drive        Kelsey-Hayes Company                 587              617          80,230
     Livonia, MI

     2401 Cherahala Boulevard       Advance PCS, Inc.                    589              616          59,748
     Knoxville, TN

     1275 NW 128th Street           Principal Life Insurance             599              587          61,180
     Clive, IA                      Company

     13430 N. Black Canyon Freeway  Bull HN Information
     Phoenix, AZ                    Systems, Inc.                        588              627          69,492
                                    Associated Billing                    50              205          17,767
                                    Services, LLC
                                    VACANT                                --               --          49,799

     12600 Gateway Blvd.            Gartner, Inc.                        748              789          62,400
     Fort Meyers, FL

     421 Butler Farm Road           Nextel Communications of             553              539          56,515
     Hampton, VA                    the Mid-Atlantic, Inc.
                                    (Nextel Finance Company)

     3940 South Teller St.          Travelers Express, Inc.              818              649          68,165
     Lakewood, CO

     100 Barnes Road                Minnesota Mining and                 436              454          44,400
     Wallingford, CT                Manufacturing Company

     1440 East 15th Street          Cox Communications, Inc.             349              342          28,591
     Tucson, AZ

     250 Turnpike Road              Honeywell Consumer                   344              344          57,698
     Southborough, MA               Products

     11555 University Blvd.         Kelsey-Seybold Clinic                836              922          72,683
     Sugarland, TX                  (St. Luke's Episcopal Health
                                    System)

     Nijborg 15 & 17, 3927 DA       AS Watson (Health & Beauty         1,982            1,569         122,450
     Renswoude, The Netherlands     Continental Europe)(2)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/06

     ---------------------------------------------------------------------------------------------------------
                                                                     YTD            YTD
                                                                  Base Cash      Base GAAP
                                                                   Revenue        Revenue            Square
     Property Location                  Tenant (Guarantor)          ($000)        ($000)            Footage
     ---------------------------------------------------------------------------------------------------------
     2300 Litton Lane               AGC Automotive Americas         153               162          21,542
     Hebron, KY                     Company
                                    FTJ FundChoice,  LLC             --                13           9,164
                                    VACANT                           --                --          49,714

     1600 Viceroy Drive             The Visiting Nurse              126               319          48,027
     Dallas, TX                     Association of Texas
                                    TFC Services                     --                19         108,565
                                    (Freeman Decorating
                                    Co.)
                                    VACANT                           --                --          92,860

                                    -------------------------------------------------------------------------
                                    Subtotal                   $  89,076         $ 91,364       8,922,778
                                    -------------------------------------------------------------------------


     Industrial
     ----------
     541 Perkins Jones Road         Kmart Corp.                $  7,020          $  6,699       1,462,642
     Warren, OH

     19500 Bulverde Road            Harcourt Brace                2,422             2,572         559,258
     San Antonio, TX

     2425 Highway 77 North          James Hardie Building         2,550             2,550         425,816
     Waxahachie, TX                 Products, Inc. (James
                                    Hardie Industries NV)

     3501 West Avenue H             Michaels Stores, Inc.         2,428             2,478         762,775
     Lancaster, CA

     9110 Grogans Mill Road         Baker Hughes, Inc.            1,885             2,295         275,750
     Houston, TX

     159 Farley Drive               Harbor Freight Tools          2,070             2,279       1,010,859
     Dillon, SC                     USA, Inc.
                                    (Central Purchasing,
                                    Inc.)

     590 Ecology Lane               Owens Corning                 1,639             1,639         420,597
     Chester, SC

     6345 Brackbill Boulevard       Exel Logistics, Inc.          1,528             1,389         507,000
     Mechanicsburg, PA              (NFC plc)

     3820 Micro Drive               Ingram Micro Inc.             1,539             1,716         701,819
     Memphis, TN

     431 Smith Lane                 Kirkland's, Inc.              1,079             1,079         771,120
     Jackson, TN

     750 N. Black Branch Road       Dana Corporation              2,129             2,129         539,592
     Elizabethtown, KY

     6938 Elm Valley Dr.            Dana Corporation              1,382             1,382         150,945
     Kalamazoo, MI

     4425 Purks Road                Vacant(5)                       786               764         183,717
     Auburn Hills, MI


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/06

     -------------------------------------------------------------------------------------------------------
                                                                   YTD             YTD
                                                                Base Cash       Base GAAP
                                                                 Revenue         Revenue          Square
     Property Location                Tenant (Guarantor)          ($000)          ($000)          Footage
     -------------------------------------------------------------------------------------------------------
     6 Doughten Road                Exel Logistics, Inc.          1,115             1,019        330,000
     New Kingston, PA               (NFC plc)

     6500 Adelaide Court            Anda Pharmaceuticals, Inc.      918               875        354,676
     Groveport, OH                  (Andrx Corporation)

     7500 Chavenelle Road           The McGraw-Hill                 817               873        330,988
     Dubuque, IA                    Companies, Inc.

     12025 Tech Center Drive        Kelsey-Hayes Company            808               854        100,000
     Livonia, MI

     250 Swathmore Avenue           Steelcase, Inc.                 776               815        244,851
     High Point, NC

     Moody Commuter & Tech Park     TNT Logistics North             790               790        595,346
     Moody, AL                      America, Inc. (TPG
                                    N.V.)

     3102 Queen Palm Drive          Time Customer Service,          774               757        229,605
     Tampa, FL                      Inc. (Time, Inc.)

     2280 Northeast Drive           Ryder Integrated                748               753        276,480
     Waterloo, IA                   Logistics, Inc.
                                    (Ryder Systems, Inc.)

     245 Salem Church Road          Exel Logistics, Inc.            769               703        252,000
     Mechanicsburg, PA              (NFC plc)

     200 Arrowhead Drive            Owens Corning                   770               739        400,522
     Hebron, OH

     3600 Southgate Drive           Sygma Network, Inc.             700               700        149,500
     Danville, IL

     46600 Port Street              Johnson Controls, Inc.          723               723        134,160
     Plymouth, MI

     301 Bill Byran Road            Dana Corporation              1,108             1,108        424,904
     Hopkinsville, KY

     450 Stern Street               Johnson Controls, Inc.          547               547        111,160
     Oberlin, OH

     1133 Poplar Creek Road         Corporate Express Office        592               607        196,946
     Henderson, NC                  Products, Inc.
                                    (Buhrmann, N.V.)

     10000 Business Boulevard       Dana Corporation              1,009             1,009        336,350
     Dry Ridge, KY

     7670 Hacks Cross Road          Dana Corporation                661               631        268,100
     Olive Branch, MS

     34 East Main Street            Exel Logistics, Inc.            540               492        179,200
     New Kingston, PA               (NFC plc)

     191 Arrowhead Drive            Owens Corning (6)               493               478        250,410
     Hebron, OH


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Property Holdings
                                    9/30/06

     -------------------------------------------------------------------------------------------------------
                                                                    YTD             YTD
                                                                 Base Cash       Base GAAP
                                                                  Revenue         Revenue           Square
     Property Location               Tenant (Guarantor)           ($000)           ($000)          Footage
     -------------------------------------------------------------------------------------------------------

     904 Industrial Road         Tenneco Automotive                  445              450         195,640
     Marshall, MI                Operating Company, Inc.
                                 (Tenneco Automotive, Inc.)

     109 Stevens Street          Unisource Worldwide, Inc.           440              441         168,800
     Jacksonville, FL

     1901 49th Avenue            Owens Corning                       419              419          18,620
     Minneapolis, MN

     7150 Exchequer Drive        Corporate Express Office            329              329          79,086
     Baton Rouge, LA             Products, Inc.
                                 (Buhrmann, N.V.)

     4010 Airpark Drive          Dana Corporation                    730              730         251,041
     Owensboro, KY

     324 Industrial Park Road    SKF USA, Inc.                       296              296          72,868
     Franklin, NC

     187 Spicer Drive            Dana Corporation                    266              256         148,000
     Gordonsville, TN

     730 N. Black Branch Road    Dana Corporation                    403              403         167,770
     Elizabethtown, KY

     3350 Miac Cove Road         Mimeo.com, Inc.                     202              278         107,000
     Memphis, TN                 VACANT                               --               --          34,359

     300 McCormick Road          Ameritech Services, Inc.             95               116         20,000
     Columbus, OH

     1601 Pratt Avenue           Joseph Campbell Company             105              106          58,300
     Marshall, MI

     477 Distribution Pkwy.      Federal Express Corporation         160              236         120,000
     Colliersville, TN

                                 ----------------------------------------------------------------------------
                                 Subtotal                       $ 47,005         $ 47,504      14,378,572
                                 ----------------------------------------------------------------------------

     Retail
     ------
     2655 Shasta Way             Fred Meyer, Inc.               $    757         $    757         178,204
     Klamath Falls, OR

     Fort Street Mall, King      Liberty House, Inc.                 742              729          85,610
     Street
     Honolulu, HI

     150 N.E. 20th Street        Fred Meyer, Inc.                    737              737         118,179
     Newport, OR

     35400 Cowan Road            Sam's Real Estate                   565              565         102,826
     Westland, MI                Business Trust

     4733 Hills & Dales Road     Scandinavian Health Spa,            559              514          37,214
     Canton, OH                  Inc.
                                 (Bally Total Fitness Corp.)

     4831 Whipple Avenue, N.W.   Best Buy Co., Inc.                  349              349          46,350
     Canton, OH


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/06

     --------------------------------------------------------------------------------------------------------
                                                                    YTD             YTD
                                                                 Base Cash       Base GAAP
                                                                  Revenue         Revenue           Square
         Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage
     --------------------------------------------------------------------------------------------------------
     3711 Gateway Drive          Kohl's Dept. Stores, Inc.             351             347         76,164
     Eau Claire, WI

     399 Peach Wood Centre Dr.   Best Buy Co., Inc.                    296             296         45,800
     Spartanburg, SC

     12535 S.E. 82nd Avenue      Toys "R" Us, Inc.                     281             252         42,842
     Clackamas, OR

     24100 Laguna Hills Mall     Federated Department                  250             262        160,000
     Laguna Hills, CA            Stores, Inc.

     18601 Alderwood Mall        Toys "R" Us, Inc.                     260             224         43,105
     Boulevard
     Lynwood, WA

     6910 S. Memorial Highway    Toys "R" Us, Inc.                     238             205         43,123
     Tulsa, OK

     9580 Livingston Road        GFS Realty, Inc.                      154             205        107,337
     Oxon Hill, MD               (Giant Food, Inc.)

     121 South Center Street     Greyhound Lines, Inc.                 162             162         17,000
     Stockton, CA

     2401 Wooton Parkway         GFS Realty, Inc.                       86             114         51,682
     Rockville, MD               (Giant Food, Inc.)

                                 ----------------------------------------------------------------------------
                                 Subtotal                       $    5,787       $   5,718      1,155,436
                                 ----------------------------------------------------------------------------

                                 ----------------------------------------------------------------------------
                                 Grand Total                    $  141,868       $ 144,586     24,456,786
                                 ----------------------------------------------------------------------------



     (1) Company has an 80.5% economic interest in this property.
     (2) Company has a 90.0% economic interest in this property.
     (3) Includes 13,268 square feet of retail space of which 2,842 is vacant.
     (4) Tenant rejected lease in bankruptcy and property was vacant commencing June 30, 2006. GAAP rent does not reflect accelerated amortization of $2,349.
     (5) Tenant lease expired in July 2006, and the property is currently vacant.
     (6) Tenant has rejected lease in bankruptcy and property is expected to be vacant soon after September 30, 2006. Tenant is still paying lease rent.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/06

       ---------------------------------------------------------------------------------------------------------------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP
                                                                    Revenue          Revenue          Square        LXP
           Property Location           Tenant (Guarantor)            ($000)           ($000)         Footage     Ownership
       ---------------------------------------------------------------------------------------------------------------------
       Office
       ------
       389-399 Interpace Highway   Aventis Pharmaceuticals,     $      6,920      $   6,525         340,240       33.33%
       Morris Corporate Center IV  (Pharma Holdings GmbH)
       Parsippany, NJ

       17 Technology Circle        Blue Cross Blue Shield              5,533          5,198         456,304       40.00%
       Columbia, SC                of South Carolina Inc.

       275 South Valencia Ave.     Bank of America NT & SA             5,680          6,830         637,503       25.00%
       Los Angeles, CA

       100 Wood Hollow Drive       Greenpoint Mortgage                 3,451          3,648         124,600       30.00%
       Novato, CA                  Funding, Inc.

       6555 Sierra Drive           True North Communications           3,346          3,187         247,254       33.33%
       Irving, TX                  Inc.

       101 East Erie Building      Foote, Cone & Belding               2,968          2,968         203,376       30.00%
       Chicago, IL                 (Interpublic Group of
                                    Companies, Inc.)
                                   Higgins Development                    88             90          19,089
                                   Partners
                                   Lexington Corporate
                                   Properties
                                    Trust                                 27             28           2,100

       5200 Metcalf Avenue         Employers Reinsurance               3,057          3,057         320,198       25.00%
       Overland Park, KS           Corporation

       27027 Tourney Road          Specialty Laboratories, Inc.        2,672          2,672         187,262       30.00%
       Santa Clarita, CA

       8900 Freeport Pkwy.         Nissan Motor Acceptance             3,372          3,608         268,445       30.00%
       Irving, TX                  Corporation/ (Nissan North
                                   America, Inc.)

       15375 Memorial Drive        Vastar Resources, Inc.              2,585          2,578         327,325       33.33%
       Houston, TX

       10300 Kincaid Drive         Bank One Indiana, N.A.              2,536          2,465         193,000       33.33%
       Fishers, IN

       10300 Town Park Drive       Veritas DGC, Inc.                   2,335          2,436         218,641       30.00%
       Houston, TX

       600 International Parkway   First USA Management                2,234          2,191                       33.33%
                                                                                                    125,155
       Lake Mary, FL               Services, Inc.

       550 International Parkway   First USA Management                2,158          2,115         125,920       33.33%
       Lake Mary, FL               Services, Inc.

       10940 White Rock Road       Progressive Casualty Insurance      2,055          2,103         158,582       30.00%
       10929 Disk Drive            Company
       Rancho Cordova, CA

       2000 Eastman Drive          Structural Dynamic                  2,118          2,092         212,836       33.33%
       Milford, OH                 Research Corp.

       3701 Corporate Drive        Motorola, Inc.                      2,035          2,035         119,829       33.33%
       Farmington Hills, MI

       2050 Roanoke Road           Chrysler Financial Company          2,392          2,655         130,290       30.00%
       Westlake, TX                LLC


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/06

       ---------------------------------------------------------------------------------------------------------------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP
                                                                    Revenue          Revenue        Square           LXP
       Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage       Ownership
       ---------------------------------------------------------------------------------------------------------------------

       1401 & 1501 Nolan Ryan      Siemens Dematic Postal              1,789          1,900         236,547         25.00%
       Parkway                     Automation, L.P.
       Arlington, TX

       9201 East Dry Creek Road    The Shaw Group, Inc.                1,554           1,880        128,500         30.00%
       Centennial, CO

       110, 120 & 130 E. Shore     Capital One Services, Inc.          2,127          2,167         225,220         30.00%
       Dr.
       Richmond, VA

       1475 Dunwoody Drive         ING USA Annuity and Life            1,547          1,529         125,000         30.00%
       West Chester, PA              Insurance Company

       13775 McLearen Road         Equant N.V.                         1,398          1,520         125,293         30.00%
       Herndon, VA

       70 Valley Stream Parkway    IKON Office Solutions, Inc.         1,443          1,496         106,855         30.00%
       Malvern, PA

       5150 220th Avenue           Spacelabs Medical, Inc              1,444          1,462         106,944         25.00%
       Issaquah, WA                (OSI Systems, Inc.)

       9201 Stateline              Employers Reinsurance               1,444          1,444         166,641         25.00%
       Kansas City, MO             Corporation

       22011 SE 51st Street        Spacelabs Medical, Inc              1,320          1,250          95,600         25.00%
       Issaquah, WA                (OSI Systems, Inc.)

       1110 Bayfield Drive         Honeywell International,            1,226          1,228         166,575         33.33%
       Colorado Springs, CO        Inc.

       3601 Converse Drive         Verizon Wireless                    1,150          1,218         160,500         25.00%
       Wilmington, NC

       275 Technology Drive        ANSYS, Inc.                           930          1,015         107,872         30.00%
       Canonsburg, PA

       Renner Blvd.                Voicestream PCS II                    897          1,014          77,484         25.00%
       Lenexa, KS                  Corporation
                                   (T-Mobile USA, Inc.)

       East Goldstone Drive        Voicestream PCS II                    881            990          77,484         25.00%
       Meridian, ID                Corporation
                                   (T-Mobile USA, Inc.)

       1409 Centerpoint Blvd.        Alstom Power, Inc.                1,086          1,226          84,404         32.30%
       Knoxville, TN

       3201 Quail Springs Pkwy.    AT& T Wireless Services, Inc.       1,009          1,023         103,500         40.00%
       Oklahoma City, OK           Jordan Associates, Inc.               249            249         25,000

       200 Lucent Lane             Lucent Technologies, Inc.           1,519          1,232         124,944         30.00%
       Raleigh, NC

       4455 American Way           Bell South Mobility, Inc.             775            817          70,100         30.00%
       Baton Rouge, LA

       3711 San Gabriel            Voice Stream PCS II LLC               675            738          75,016         30.00%
       Mission, TX                 (T-Mobile USA, Inc.)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/06

       ---------------------------------------------------------------------------------------------------------------------
                                                                    YTD
                                                                 Base Cash          YTD
                                                                  Revenue        Base GAAP        Square           LXP
       Property Location         Tenant (Guarantor)               ($000)       Revenue ($000)     Footage       Ownership
       ---------------------------------------------------------------------------------------------------------------------
       4848 129th East Ave.      Metris Companies, Inc.               980              980        101,100        32.30%
       Tulsa, OK

       2310 Village Square       AmeriCredit Corporation            1,091              915         85,000        32.30%
       Pkwy.
       Jacksonville, FL

       4001 International Pkwy.  Accor S.A.                         2,239            2,423        138,443        25.00%
       Carrollton, TX            (Motel 6 Operating L.P.)

       350 Rhode Island Street   California Culinary Academy,       1,869            1,796        103,838        30.00%
       San Francisco, CA         LLC (Career Education Corp.)
                                 Starbucks Coffee Company              51               55          1,500
                                 (Retail)
                                 Citibank                              --               --          6,545
                                 VACANT                                --               --
                                                                                                   13,461

       2500 Patrick Henry Pkwy.  Georgia Power Company              1,063            1,133        111,911        25.00%
       McDonough, GA

       First Park Drive          Omnipoint Holdings, Inc.             890            1,024         78,610        25.00%
       Oakland, ME               (T-Mobile USA, Inc.)

       11707 Miracle Hills       (i) Structure, LLC                   875              875         86,800        32.30%
       Drive                     (Infocrossing,
       Omaha, NE                 Inc.)

       2005 East Technology      (i) Structure, LLC (Infocrossing,    846              846         60,000        32.30%
       Circle                    Inc.)
       Tempe, AZ

       511 Luna Road             Haggar Clothing Company              928            1,016        180,507        30.00%
       Dallas, TX                (Texas Clothing Holding
                                 Corp.)
                                 (Haggar  Corporation)

       26410 McDonald Road       Montgomery County                    256              288         41,000        32.30%
       Houston, TX               Management LLC

                                 ----------------------------------------------------------------------------
                                 Subtotal Office              $    93,113       $   95,230      7,816,143
                                 ----------------------------------------------------------------------------
       Industrial

       101 Michelin Drive        TNT Logistics North          $     2,327       $    2,420      1,164,000        33.33%
       Laurens, SC               America, Inc.
                                 (TPG N.V.)

       Philipp Parkway           L'Oreal  USA, Inc.                 1,718            1,889        649,250        25.00%
       Streetsboro, OH

       7111 Crabb Road           TNT Logistics North                1,558            1,621        752,000        33.33%
       Temperance, MI            America, Inc.
                                 (TPG N.V.)

       6050 Dana Way             Vacant(1)                            611              535        338,700        30.00%
       Antioch, TN               W.M Wright Company                   508              508        338,700

       3600 Army Post Rd.        EDS Information Services           1,991            2,142        405,000        30.00%
                                 LLC
       Des Moines, IA            (Electronic Data Systems
                                 Corporation)

       2400 West Haven Avenue    Michaels Stores Procurement        1,489            1,489        693,185        30.00%
       New Lenox, IL             Company, Inc.
                                 (Michaels Stores, Inc.)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/06

       ----------------------------------------------------------------------------------------------------------------------------
                                                                          YTD              YTD
                                                                       Base Cash        Base GAAP
                                                                        Revenue          Revenue         Square           LXP
       Property Location                Tenant (Guarantor)               ($000)          ($000)         Footage        Ownership
       ----------------------------------------------------------------------------------------------------------------------------

       43955 Plymouth Oaks              Tower Automotive Products          1,414           1,414         290,133        30.00%
       Boulevard                        Company
       Plymouth, MI                     (Tower Automotive, Inc.)

       121 Technology Drive             Heidelberg Web Systems,            1,672           1,387         500,500        33.33%
       Durham, NH                       Inc.

       3225 Meridian Parkway            Hagemeyer Foods, Inc.              1,112           1,206         201,845        30.00%
       Weston, FL

       291 Park Center Drive            Kraft Foods North                  1,128           1,136         344,700        33.33%
       Winchester, VA                   America, Inc.

       1109 Commerce Boulevard          Linens-n-Things, Inc.                944             938         262,644        30.00%
       Logan Township, NJ

       3245 Meridian Parkway            Circuit City Stores, Inc.            785             877         230,600        30.00%
       Weston, FL

       359 Gateway Drive                TI Group Automotive Systems,         900             900         133,221        32.30%
       Livonia, GA                      LLC

       900 Industrial Boulevard         Dana Corporation                     334             334         172,800        32.30%
       Crossville, TN

       736 Addison Road                 Corning, Inc.                        371             371         408,000        30.00%
       Erwin, NY

       2935 Van Vactor Way              Bay Valley Foods, LLC                197             208         300,500        32.30%
       Plymouth, IN

                                        ----------------------------------------------------------------------------
                                        Subtotal Industrial          $    19,059       $  19,375       7,185,778
                                        ----------------------------------------------------------------------------

       Retail/ Other
       -------------
       12080 Carmel Mountain Road       Kmart Corporation            $      271        $     735         107,210        30.00%
       San Diego, CA

       5350 Leavitt Road                Kmart Corporation                    602             547         193,193        30.00%
       Lorain, OH

       255 Northgate Drive              Kmart Corporation                    425             386         107,489        30.00%
       Manteca, CA

       21082 Pioneer Plaza Drive        Kmart Corporation                    400             363         120,727        30.00%
       Watertown, NY

       97 Seneca Trail                  Kmart Corporation                    281             232          90,933        30.00%
       Fairlea, WV

       1150 West Carl Sandburg  Drive   Kmart Corporation                    239             217          94,970        30.00%
       Galesburg, IL

       11411 N. Kelly Avenue            American Golf Corporation            176             176          13,924        32.30%
       Oklahoma City, OK

       25500 State Hwy 249              Parkway Chevrolet, Inc.              125             152          77,076        32.30%
       Tomball, TX  77375

                                        ----------------------------------------------------------------------------
                                        Subtotal Retail/ Other      $     2,519       $   2,808          805,522
                                        ----------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------
                                        Grand Total                 $   114,691       $   117,413     15,807,443
                                        ----------------------------------------------------------------------------

(1) Original tenant rejected the lease in bankruptcy. GAAP rent does not reflect accelerated amortization of $4,704.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     9/30/06

                                                                                    Historical 9-Month
                                                                                 Ended September 30, 2006(1)
                                                                                 ---------------------------
      No. of                             Number of   Percent        Square          Base Rent   Percent of
      Locations     Location           Properties(3) Leased(4)      Feet(2)          ($000's)    Base Rent
      ------------- ------------------ ------------ ------------ ------------ -----------------------------
        1           Texas                    26        98.3%      5,398,116       $  34,439      18.9%
        2           South Carolina           10       100.0       3,806,492          14,990       8.2
        3           Pennsylvania             12        99.9       2,472,403          13,227       7.3
        4           Ohio                     11       100.0       3,738,253          11,651       6.4
        5           California               13        99.5       2,571,029          10,518       5.8
        6           Florida                  12       100.0       1,620,114           9,306       5.1
        7           Michigan                 13        88.0       2,466,397           9,076       5.0
        8           Virginia                  8       100.0       1,399,643           8,458       4.6
        9           Georgia                   5       100.0         733,599           7,475       4.1
       10           Arizona                   8        93.4         749,484           6,480       3.6
       11           Kentucky                  6        97.2       1,800,077           5,554       3.1
       12           Massachusetts             4       100.0         574,301           5,544       3.0
       13           Tennessee                 9        87.0       2,876,650           4,997       2.8
       14           New Jersey                4       100.0         760,395           4,807       2.7
       15           Utah                      1       100.0         295,000           4,741       2.6
       16           Illinois                  6       100.0       1,431,935           4,165       2.3
       17           Indiana                   4       100.0         724,503           3,903       2.1
       18           Oregon                    4       100.0         416,709           2,910       1.6
       19           Iowa                      4       100.0       1,073,648           2,856       1.6
       20           North Carolina            5       100.0         800,109           2,392       1.3
       21           Washington                4       100.0         305,849           1,737       1.0
       22           Connecticut               2       100.0         197,764           1,672       0.9
       23           Colorado                  3       100.0         363,240           1,622       0.9
       24           The Netherlands           1       100.0         122,450           1,569       0.9
       25           Oklahoma                  4       100.0         286,647           1,087       0.6
       26           Kansas                    2       100.0         397,682           1,018       0.6
       27           Alabama                   1       100.0         595,346             790       0.4
       28           Hawaii                    1       100.0          85,610             729       0.4
       29           Mississippi               1       100.0         268,100             631       0.3
       30           Louisiana                 2       100.0         149,186             574       0.3
       31           New Hampshire             1       100.0         500,500             462       0.3
       32           Minnesota                 1       100.0          18,620             419       0.2
       33           Missouri                  1       100.0         166,641             361       0.2
       34           Wisconsin                 1       100.0          76,164             347       0.2
       35           Maryland                  2       100.0         159,019             319       0.2
       36           Nebraska                  1       100.0          86,800             283       0.2
       37           Maine                     1       100.0          78,610             256       0.1
       38           Idaho                     1       100.0          77,484             248       0.1
       39           New York                  2       100.0         528,727             220       0.1
       40           West Virginia             1       100.0          90,933              70       --

                    ---------------------------------------------------------------------------------------
                    Total                   198        97.8%     40,264,229   $     181,903     100.00%
                    ---------------------------------------------------------------------------------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes properties owned as of September 30, 2006.
(3)  Includes properties owned during the nine months ended September 30, 2006.
(4)  As of September 30, 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                     9/30/06


                       Office                                 Industrial                                Retail/ Other
------------------------------------------------------------------------------------------------------------------------------------
          Square   Cash Rental    Net Rent      Square      Cash Rental      Net Rent       Square      Cash Rental     Net Rent
Year      Footage   Revenue(1)      PSF         Footage     Revenue(1)         PSF          Footage     Revenue(1)         PSF
------------------------------------------------------------------------------------------------------------------------------------
2006      270,700   $  2,386      $  8.82         608,237    $   3,610      $   5.93                --  $        --    $     --
2007      186,504      1,995        13.96       1,998,942       11,127          5.57                --           --          --
2008      444,270      6,240        14.49              --           --          --             215,418        1,788         8.30
2009    1,837,317     17,142        15.78         831,966        2,015          3.40           205,436        1,943         9.46
2010    2,135,992     17,670        13.91         675,655        2,436          3.61                --           --          --
2011    1,002,689      9,943        19.82       1,046,519          536          4.67           247,249        1,659         6.71
2012    1,869,411     17,840        12.39       4,203,134        9,541          4.29                --           --          --
2013    1,659,473     20,509        15.44          79,086          483          6.11                --           --          --
2014    1,864,411     17,547        15.36         965,160        3,522          3.65           267,337          496         1.85
2015    2,267,937     20,814        13.92         764,370        4,504          6.64            76,164          469         6.15
2016     738, 176      6,460        15.95       1,408,158        5,091          4.38                --           --          --
2017      128,500        694        17.99         806,439        2,754          4.32            51,682          115         2.23
2018      556,288      5,504        15.85              --           --          --             806,672        1,175         2.37
2019      652,496      5,197        17.91       2,183,145        5,519          3.50                --           --          --
2020      294,583      4,238        18.36         666,037        4,184          7.51                --           --          --
2021      157,511      4,234        26.88       1,620,504        6,106          4.21                --           --          --
2022          --          --          --               --           --          --                  --           --          --
2023          --          --          --               --           --          --                  --           --          --
2024      187,262      1,069        19.02         693,185          568          2.73                --           --          --
2025      146,800        734        15.63       2,140,254        9,802          3.20                --           --          --
2026           --         --          --          500,500          427          2.56            77,076          577        23.16
Weighted Average                  $ 15.44                                    $  4.40                                    $   5.22
                                   =======                                    ========                                    =======



(1) Includes proportionate share of joint venture investments and its net of estimated expenses.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     9/30/06
                                    ($000's)

                                                                                       Percentage of
                                                             Total                         Total
                                 Number of              Annualized Base                  Annualized
Year                          Leases Expiring               Rent (1)                      Base Rent
-----------------------------------------------------------------------------------------------------------
2006 - remaining                     5             $          3,692                         1.5%
2007                                 7                       12,593                         5.3
2008                                 7                        7,509                         3.1
2009                                17                       22,449                         9.4
2010                                18                       18,648                         7.8
2011                                16                       15,889                         6.6
2012                                23                       25,946                        10.8
2013                                14                       21,071                         8.8
2014                                19                       22,485                         9.4
2015                                20                       27,748                        11.6
2016                                13                       11,149                         4.7
2017                                 6                        3,668                         1.5
2018                                11                        7,404                         3.1
2019                                10                       10,440                         4.4
2020                                 6                        7,974                         3.3
2021                                 5                        8,087                         3.4
2022                                 --                         --                           --
2023                                 --                         --                           --
2024                                 2                        1,665                         0.7
2025                                 8                        9,894                         4.1
2026                                 2                        1,098                         0.5
                          ---------------------------------------------------------------------------------
Total                              209             $        239,409                       100.0%
                          =================================================================================



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     9/30/06
                                    ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Current
                                                                                     Estimated
                                        Debt           Interest                        Annual             Balloon
Property - Fixed Rate                  Balance          Rate           Maturity    Debt Service(d)        Payment
-----------------------------------------------------------------------------------------------------------------------
Warren, OH(a)(b)                     $    8,629          7.000%         Oct-07    $      6,160         $     --
Bristol, PA                               9,423          7.400          Feb-08             831            9,262
Decatur, GA                               6,307          6.720          Jun-08             579            6,049
Palm Beach Gardens, FL                   10,812          7.010          Jun-08             970           10,418
Canton, OH                                3,108          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,581          7.150          Aug-08             260            2,438
Florence, SC                              8,927          7.500          Feb-09             869            8,443
Canton, OH                                  834          9.490          Feb-09             388               --
Baton Rouge, LA                           1,691          7.375          Mar-09             208            1,478
Livonia, MI                              10,649          7.800          Apr-09             992           10,236
Bristol, PA                               5,652          7.250          Apr-09             571            5,228
Henderson, NC                             4,145          7.390          May-09             417            3,854
Westland, MI                              1,751         10.500          Sep-09             683               --
Salt Lake City, UT                        7,716          7.610          Oct-09           2,901               --
High Point, NC                            8,426          5.750          Oct-09             695            7,741
Richmond, VA                             16,004          8.100          Feb-10           1,511           15,257
Hampton, VA                               7,093          8.270          Apr-10             677            6,758
Hampton, VA                               4,350          8.260          Apr-10             415            4,144
Tampa, FL                                 8,079          6.930          Aug-10             674            7,603
Tampa, FL                                 5,842          6.880          Aug-10             485            5,495
Herndon, VA                              18,310          8.180          Dec-10           1,723           17,301
Tucson, AZ                                2,318          7.500          Jan-11             226            2,076
Valley Forge, PA                         12,370          7.120          Feb-11           1,166           10,927
Renswoude, NA(f)                         34,353          5.305          Apr-11           2,514           30,994
Glendale, AZ                             14,322          7.400          Apr-11           1,258           13,365
Dallas, TX                               30,582          5.126          May-11           1,589           30,582
Farmington Hills, MI                     20,437          5.126          May-11           1,343           19,020
Wallingford, CT                           3,433          4.926          May-11             221            3,187
Auburn Hills, MI                          6,798          7.010          Jun-11             637            5,918
Plymouth, MI                              4,527          7.960          Jul-11             463            3,949
Newport, OR                               6,676          5.030          Aug-11             470            5,980
Greenville, SC                           13,245          4.415          Jan-12             841           11,806
New Kingston, PA                          6,949          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,130          7.780          Jan-12             500            4,503
New Kingston, PA                          3,314          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,517          7.260          Feb-12             901            9,708
Memphis, TN                              17,732          5.247          May-12           1,181           16,222
Lakewood, CO                              8,646          5.097          May-12             566            7,890
Groveport, OH                             7,578          6.030          Oct-12             563            6,860
San Antonio, TX                          29,259          6.080          Oct-12           2,260           26,025
Foxboro, MA(b)                           16,003          6.000          Jan-13           2,817               --
Fort Mill, SC                            11,113          6.000          Jan-13             839            9,904
Waterloo, IA                              5,982          5.610          Feb-13             672            3,505
Atlanta, GA                              44,997          5.268          May-13           3,004           40,356
Houston, TX                              17,564          5.218          May-13           1,166           15,737
Southington, CT                          13,703          5.018          May-13             890           12,228
Tempe, AZ                                13,573          5.148          May-13             894           12,144
Indianapolis, IN                          9,586          5.168          May-13             633            8,580
Fort Meyers, FL                           8,912          5.268          May-13             476            8,550
Chelmsford, MA                            6,969          5.118          May-13             458            6,231
Lancaster, CA (first)                    10,174          7.020          Sep-13             900            8,637
Lancaster, CA (second)                    8,583          5.920          Sep-13             642            7,518
Knoxville, TN                             5,111          5.950          Sep-13             381            4,496
Phoenix, AZ                              19,223          6.270          Sep-13           1,527           16,490


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     9/30/06
                                    ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Current
                                                                                     Estimated
                                        Debt           Interest                        Annual             Balloon
Property - Fixed Rate                  Balance          Rate           Maturity    Debt Service(d)        Payment
-----------------------------------------------------------------------------------------------------------------------
Foxboro, MA(b)                           20,452          6.000          Jan-14           3,270                 --
Moody, AL                                 7,395          4.978          Jan-14             493              6,350
Mechanicsburg, PA                        13,199          5.730          Mar-14           1,045             10,538
Redmond, OR                               9,786          5.616          Apr-14             697              8,484
Clive, IA                                 5,888          5.139          May-14             387              5,151
Fort Mill, SC                            20,300          5.373          May-14           1,106             18,311
Philadelphia, PA(e)                      49,000          5.060          Jul-14           2,617             43,547
Jackson, TN                              10,119          5.930          Jul-14             743              8,820
Eau Claire, WI                            1,804          8.000          Jul-14             313                 --
Carrollton, TX                           14,190          5.530          Jan-15             993             12,022
Franklin, NC                              1,634          8.500          Mar-15             271                 --
Kalamazoo, MI                            17,534          5.411          May-15           1,189             15,087
Houston, TX                              16,884          5.160          May-15           1,114             14,408
Houston, TX                              13,183          5.210          May-15             874             11,265
Fishers, IN                              13,110          5.160          May-15             865             11,188
San Antonio, TX                          13,003          5.340          May-15             875             11,149
Los Angeles, CA                          11,437          5.110          May-15             750              9,760
Atlanta, GA                              11,325          5.260          May-15             604             10,502
Richmond, VA                             10,552          5.310          May-15             708              9,055
Harrisburg, PA                            9,129          5.110          May-15             599              7,780
Elizabethtown, KY(g)                     16,401          4.990          Jul-15           1,073             13,801
Hopkinsville, KY(g)                       9,608          4.990          Jul-15             628              8,085
Dry Ridge, KY(g)                          7,769          4.990          Jul-15             508              6,537
Owensboro, KY(g)                          6,922          4.990          Jul-15             453              5,825
Elizabethtown, KY(g)                      3,114          4.990          Jul-15             204              2,620
       Southborough, MA                   1,794          7.500          Sep-15             275                 --
Houston, TX(b)                           64,380          6.250          Sep-15           8,147             18,318
Houston, TX(b)                           25,987          6.250          Sep-15           3,101              6,985
Sugar Land, TX(b)                        16,869          6.250          Sep-15           2,237              6,286
Houston, TX(b)                            7,382          6.250          Sep-15             891              2,222
Temple, TX                                8,911          6.090          Jan-16             668              7,446
Danville, IL                              6,323          9.000          Jan-16             692              4,578
Bremerton, WA                             6,587          6.090          Apr-16             494              5,465
Dubuque, IA                              10,781          5.402          Jun-17             733              8,725
Westmont, IL                             15,310          6.210          Mar-18           1,292              9,662
Boca Raton, FL                           20,400          6.470          Feb-20           1,338             18,383
Houston, TX                               9,913          5.640          Dec-20             692              7,018
Wall Township, NJ(b)                     29,596          6.250          Jan-21           2,013                 --
Dillon, SC                               23,478          5.974          Feb-22           1,832             13,269
Chester, SC                              13,543          5.380          Aug-25           1,144                362
                                     ----------          -----                        --------           --------
                                  $   1,155,000          5.967%                   $    103,249         $  856,040
                                     ----------          -----                        --------           --------

Corporate
Credit Facility (C)               $           --            --          June-08   $          --        $       --
                                     -----------         -----                        ----------          --------

Total                             $   1,155,000          5.967%                   $     103,249        $  856,040
                                     ==========          ======                       =========          ========


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     9/30/06
                                     (000's)


(a)  Included in discontinued operations.
(b)  Debt balances based upon imputed interest rates.
(c)  Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d)  Remaining payments for debt with less than 12 months to maturity.
(e)  The Company has an 80.5% interest in the property securing the mortgage.
(f)  The Company has a 90.0% interest in the property securing the mortgage.
(g)  Debt balances are net of mortgage investment made by the Company.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     9/30/06
                                     (000's)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Current
                                                     LXP                                       Estimated
                                    Debt        Proportionate     Interest                       Annual               Balloon
Joint Venture Property             Balance          Share           Rate         Maturity     Debt Service            Payment
----------------------------------------------------------------------------------------------------------------------------------
Santa Clarita, CA                   $  28,200   $     8,460          4.750          Oct-09     $   1,340             $   28,200
Columbia, SC                           23,614         9,446          7.850          Oct-09         2,196                 22,586
Houston, TX                            19,968         6,649          7.580          Oct-09         2,032                 18,229
Fishers, IN                            14,260         4,749          8.190          Apr-10         1,499                 12,960
Lorain, OH(1)                           2,740           822          6.000          Jul-10           903                     --
Manteca, CA(1)                          1,936           581          6.000          Jul-10           638                     --
Watertown, NY(1)                        1,820           546          6.000          Jul-10           600                     --
Fairlea, WV(1)                          1,279           384          6.000          Jul-10           421                     --
San Diego, CA(1)                        1,234           370          6.000          Jul-10           406                     --
Galesburg, IL(1)                        1,086           326          6.000          Jul-10           358                     --
Irving, TX                             25,811         8,595          8.160          Oct-10         2,432                 24,454
Lake Mary, FL                          12,843         4,277          7.880          Oct-10         1,181                 12,118
Lake Mary, FL                          12,791         4,259          7.880          Oct-10         1,178                 12,082
Parsippany, NJ                         39,707        13,222          7.350          Mar-11         3,472                 37,047
Novato, CA                             22,002         6,601          5.750          Jul-11         1,600                 20,307
Winchester, VA                         10,449         3,480          7.330          Aug-11           908                  9,675
Milford, OH                            15,997         5,327          8.170          Feb-12         1,783                 12,686
Des Moines, IA                         22,761         6,828          5.147          May-12         1,188                 22,153
Fort Worth, TX                         19,537         5,861          5.097          May-12         1,280                 17,823
Raleigh, NC                            12,900         3,870          4.947          May-12           647                 12,543
Farmington Hills, MI                   20,340         6,779          5.420          Sep-12         1,500                 17,724
Laurens, SC                            16,677         5,558          6.000          Sep-12         1,396                 14,022
Temperance, MI                         11,179         3,726          6.000          Sep-12           936                  9,400
Baton Rouge, LA                         6,716         2,015          4.900          Oct-12           443                  5,943
Plymouth, MI                           12,084         3,625          6.220          Dec-12         1,026                 10,026
Colorado Springs, CO                   11,470         3,823          6.250          Dec-12           887                 10,272
Centennial, CO                         15,353         4,606          6.150          Feb-13         1,177                 13,555
Los Angeles, CA                        80,182        20,046          5.330          May-13         4,660                 73,071
Dallas, TX                             40,700        12,210          5.218          May-13         2,702                 36,453
Malvern, PA                            12,912         3,874          5.530          Jan-14           916                 11,236
Arlington, TX                          21,291         5,323          5.810          Feb-14         1,551                 18,588
New Lenox, IL                          17,400         5,220          5.510          Feb-14           972                 17,400
Logan Township, NJ                      7,690         2,307          4.760          Apr-14           416                  6,784
Rancho Cordova, CA(1)                  18,285         5,486          6.000         Sept-14         1,457                 14,646
Weston, FL                             10,597         3,179          5.420          Nov-14           733                  9,066
Issaquah, WA                           32,800         8,200          5.001          Dec-14         1,663                 30,388
Canonsburg, PA                          9,095         2,729          5.377          Dec-14           489                  9,095
Chicago, IL                            29,900         8,970          5.105          Jan-15         1,548                 29,900
Herndon, VA                            12,113         3,634          5.920          Apr-15           888                 10,359
Richmond, VA                           19,800         5,940          5.110          May-15         1,026                 18,321
Oklahoma City, OK                      14,749         5,900          5.240          May-15           784                 13,673
Knoxville, TN                           7,759         2,506          5.310          May-15           520                  6,658
Tulsa, OK                               7,645         2,469          5.060          May-15           499                  6,517
Jacksonville, FL                        5,779         1,867          5.110          May-15           379                  4,927
McDonough, GA                          12,675         3,169          5.212          Jun-15           670                 11,349
Mission, TX                             6,366         1,910          5.780          Jun-15           462                  5,371
Carrollton, TX                         20,800         5,200          5.274          Jul-15         1,112                 18,677
Houston, TX                            23,910         7,173          5.410          Oct-15         1,311                 21,846
Omaha, NE                               8,946         2,890          5.610          Apr-16           621                  7,560
Tempe, AZ                               8,449         2,729          5.610          Apr-16           586                  7,140
Dallas, TX                             18,363         5,509          6.100          Jul-16         1,136                 18,363
Plymouth, IN                            6,669         2,154          6.315         Sept-16           497                  5,723
Wilmington, NC                         13,000         3,250          5.190          Mar-17           684                 11,580
Weston, FL                              7,321         2,196          5.520          Nov-17           512                  5,758
Lorain, OH(1)                           1,460           438          6.000          Jul-18           108                     --
Manteca, CA(1)                          1,031           309          6.000          Jul-18            77                     --
Watertown, NY(1)                          970           291          6.000          Jul-18            72                     --
Fairlea, WV(1)                            681           204          6.000          Jul-18            51                     --
San Diego, CA(1)                          657           197          6.000          Jul-18            49                     --
Galesburg, IL(1)                          579           174          6.000          Jul-18            43                     --
Erwin, NY                               9,500         2,850          5.910          Oct-18           728                  6,624
Overland Park, KS                      37,620         9,405          5.830          May-19         2,224                 31,819



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     9/30/06
                                     (000's)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Current
                                                     LXP                                       Estimated
                                    Debt        Proportionate     Interest                       Annual               Balloon
Joint Venture Property             Balance          Share           Rate         Maturity     Debt Service            Payment
----------------------------------------------------------------------------------------------------------------------------------
Kansas City, MO                        17,950          4,488         5.830          May-19         1,061                 15,182
West Chester, PA                       10,279          3,084         6.750          Jul-19         1,204                     --
Meridian, ID                           10,192          2,548         6.010          Aug-19           753                  7,658
Streetsboro, OH                        20,200          5,050         5.285         Sept-19         1,082                 16,338
Houston, TX                             7,500          2,423         6.507          Nov-19           495                  6,692
San Francisco, CA                      22,080          6,624         5.580          Nov-19         1,249                 18,002
Lenexa, KS                             10,258          2,565         6.270          Dec-19           774                  7,755
Oakland, ME                            10,378          2,595         5.930          Oct-20           750                  7,660
Livonia, GA                             9,945          3,212         5.460          Dec-20           741                  5,895
Durham, NH                             19,182          6,393         6.730          Mar-21         1,309                     --
Antioch, TN                            13,967          4,190         7.940          Oct-21         1,580                    774
                                     --------      ---------    ----------                     ---------               ---------
                                 $   1,064,379   $   317,865         5.941%                    $  76,571             $   898,653
                                     =========     =========    ===========                    =========               =========



1. Debt balances based upon imputed rates.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     9/30/06
                                    ($000's)

                             Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2006 - remaining                 $  6,252                     $     --                           --%
2007                               35,025                           --                           --
2008                               30,116                       31,103                         7.09
2009                               31,973                       36,980                         7.16
2010                               30,827                       56,558                         7.88
                                  -------                     --------                  -----------
                                 $134,193                    $ 124,641                         7.47%
                                  =======                     ========                  ===========



               Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2006 - remaining                $       714               $        --                            --
2007                                  4,153                        --                            --
2008                                  4,572                        --                            --
2009                                  5,254                    23,570                          6.67%
2010                                  5,193                    20,538                          8.06
                                  ---------                 ---------                   -----------
                                $    19,886               $    44,108                          7.31%
                                  =========                 =========                   ===========

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     9/30/06



--------------------------------------------------------------------------------
                                                   Percentage of Historical
Tenant Industry                                          Base Rent (1)
--------------------------------------------------------------------------------
Energy                                                         13.4%
Finance/Insurance                                              12.7
Technology                                                     10.9
Automotive                                                      9.3
Healthcare                                                      5.6
Telecommunications                                              5.6
Transportation/Logistics                                        5.4
Retail-Department/ Discount Store                               5.1
Consumer Products                                               4.8
Media/Advertising                                               4.2
Food                                                            3.7
Construction Materials                                          3.7
Printing/Production                                             3.6
Retail-Specialty                                                2.8
Aerospace/Defense                                               2.2
Service                                                         2.2
Retail-Electronics                                              1.6
Apparel                                                         1.1
Security                                                        0.9
Health/Fitness                                                  0.4
Real Estate                                                     0.4
Paper/Containers & Packaging                                    0.4
                                                              -----
                                                              100.0%
                                                              ======



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale for the nine months ended September 30, 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     9/30/06

                                                                Percent of
                                                            Base Rent for the 9
                                                               Months Ended
                                                                  9/30/06
--------------------------------------------------------------------------------
     1  Houston-TX                                                 9.9%
     2  Dallas-Fort Worth-TX                                       6.2%
     3  Philadelphia-Wilmington-PA                                 4.8%
     4  Los Angeles-Riverside-Orange County-CA                     4.3%
     5  Atlanta-GA                                                 3.9%
     6  Detroit-MI                                                 3.9%
     7  Youngstown-Warren-OH                                       3.7%
     8  Phoenix-Mesa-AZ                                            3.4%
     9  Boston-MA                                                  3.3%
    10  Charlotte-NC                                               2.7%
    11  Salt Lake City-UT                                          2.6%
    12  Harrisburg-PA                                              2.6%
    13  New York-Northern New Jersey                               2.4%
    14  Richmond-VA                                                2.3%
    15  Indianapolis-IN                                            2.1%
    16  San Antonio-TX                                             2.1%
    17  Chicago-IL                                                 1.9%
    18  West Palm Beach-Boca Raton-FL                              1.8%
    19  Memphis-TN                                                 1.6%
    20  Washington-Baltimore-DC-MD                                 1.4%
    21  Elizabethtown, KY                                          1.4%
    22  Columbia-SC                                                1.3%
    23  Dillon-SC                                                  1.3%
    24  Columbus-OH                                                1.2%
    25  Kalamazoo-Battle Creek-MI                                  1.1%
    26  Cincinnati-OH                                              1.0%
    27  Greenville-Spartanburg-SC                                  1.0%
    28  Tampa-St. Petersburg-FL                                    1.0%
    29  Seattle-WA                                                 1.0%
    30  San Francisco-CA                                           0.9%
    31  Chester-SC                                                 0.9%
    32  Renswoude, Netherland                                      0.9%
    33  Norfolk-Virginia Beach-Newport News-VA                     0.8%
    34  Orlando-FL                                                 0.8%
    35  Kansas City-MO-KS                                          0.8%
    36  Florence-SC                                                0.7%
    37  Des Moines-IA                                              0.7%
    38  Hartford-CT                                                0.7%
    39  Denver-CO                                                  0.7%
    40  Cleveland-OH                                               0.7%
    41  Killeen-Temple-TX                                          0.6%
    42  Redmond-OR                                                 0.6%
    43  Clarksville-TN                                             0.6%
    44  Jackson-TN                                                 0.6%
    45  Knoxville-TN                                               0.6%
    46  Dubuque-IA                                                 0.5%
    47  Canton-OH                                                  0.5%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     9/30/06

                                                                Percent of
                                                            Base Rent for the 9
                                                               Months Ended
                                                                  9/30/06
--------------------------------------------------------------------------------
48      Greensboro-Winston-Salem-NC                                0.4%
49      Laurens-SC                                                 0.4%
50      Birmingham-AL                                              0.4%
51      Fort Meyers-FL                                             0.4%
52      Klamath Falls-OR                                           0.4%
53      Waterloo-Cedar Falls-IA                                    0.4%
54      Newport-OR                                                 0.4%
55      Jacksonville-FL                                            0.4%
56      Owensboro-KY                                               0.4%
57      Honolulu-HI                                                0.4%
58      Danville-IL                                                0.4%
59      Sacramento-CA                                              0.3%
60      Miami-Fort Lauderdale-FL                                   0.3%
61      Henderson-NC                                               0.3%
62      Ocala-FL                                                   0.3%
63      Baton Rouge-LA                                             0.3%
64      Oklahoma, OK                                               0.3%
65      Tulsa-OK                                                   0.3%
66      New Haven-CT                                               0.2%
67      Minneapolis-St. Paul-MN                                    0.2%
68      Colorado Springs-CO                                        0.2%
69      Winchester-VA                                              0.2%
70      Raleigh-Durham-Chapel Hill-NC                              0.2%
71      Eau Claire-WI                                              0.2%
72      Tucson-AZ                                                  0.2%
73      Nashville-TN                                               0.2%
74      Wilmington-NC                                              0.2%
75      Pittsburgh-PA                                              0.2%
76      Franklin-NC                                                0.2%
77      Lavonia-GA                                                 0.2%
78      Omaha-NE-IA                                                0.2%
79      Stockton-Lodi-CA                                           0.2%
80      Oakland-ME                                                 0.1%
81      Gordonsville, TN                                           0.1%
82      Clackamas-OR                                               0.1%
83      Boise City, ID                                             0.1%
84      McAllen-Edinburg-Mission-TX                                0.1%
85      San Diego-CA                                               0.1%
86      Erwin, NY                                                  0.1%
87      Watertown-NY                                               0.1%
88      Crossville, TN                                             0.1%
89      Lewisburg-WV                                                 -
90      Plymouth, IN                                                 -
91      Galesburg-IL                                                 -
--------------------------------------------------------------------------------
        Totals                                                   100.00%
--------------------------------------------------------------------------------

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     9/30/06




Revenue by Property Type                 Percentage
----------------------------------------------------------

Office                                       66.3%
Industrial                                   29.8
Retail                                        3.9
                                           ------
                                            100.0%
                                           ======
Revenue by Credit Rating(B)
Investment Grade                             39.3%
Non-Investment Grade                         25.8
Unrated                                      34.9
                                             ----
                                             100.0%
                                           ======

                                                                                                          Percentage of
                                                                                                          Base Rent for the
                                                        Number of                                          9 Months Ended
Top 15 Tenants/Guarantors                             Properties(B)   Property Type                        9/30/06(A)
------------------------------------------------------------------------------------------------------------------------------

Baker Hughes, Inc.                                          4         Office (3)/Industrial (1)                 5.4%
Dana Corporation                                            9         Industrial                                4.9
Kmart Corporation                                           7         Industrial(1)/Retail (6)                  4.1
Wells Fargo Home Mortgage, Inc.                             2         Office                                    2.7
Northwest Pipeline Corp.                                    1         Office                                    2.6
Internet Security Systems, Inc.                             1         Office                                    2.5
Invensys Systems, Inc. (Siebe, Inc.)                        2         Office                                    2.4
Exel Logistics, Inc.(NFC plc)                               4         Industrial                                2.0
Nextel Finance Company                                      4         Office                                    1.9
Morgan, Lewis & Bockius LLP                                 1         Office                                    1.8
Owens Corning                                               4         Industrial                                1.8
Michaels Stores, Inc.                                       2         Industrial                                1.6
Harcourt Brace                                              1         Industrial                                1.4
James Hardie Building Products, Inc.                        1         Industrial                                1.4
(James Hardie Industries N.V.)
TRW, Inc. (Experian Information Solutions, Inc.)            1         Office                                    1.4
                                                            -                                                   ---
                                                           44                                                  37.9%
                                                           ==                                                  ====



(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale. (B) As of September 30, 2006.